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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 1997


                                 NCC INDUSTRIES, INC.
                (Exact name of registrant as specified in its charter)

                                       Delaware
                    (State or other jurisdiction of incorporation)

        0-3305                                     62-0643336
(Commission File Number)               (I.R.S. Employer Identification No.)

165 Main Street, Cortland, New York                  13045-5428
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (607) 756-2841


                                    Not Applicable
             (Former name or former address if changed since last report)


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Item 5.  Other Events.

On July 22, 1997, Registrant, along with its 92.8% parent company, Maidenform, Inc. ("Maidenform") and Maidenform's 100% parent company, Maidenform Worldwide, Inc. (collectively, with Maidenform and the Registrant, the "Debtor Group"), filed voluntary petitions for bankruptcy under Chapter 11 of the Federal Bankruptcy Code in the United States District Court for the Southern District of New York (the "Court").

Pursuant to a no action letter request dated November 12, 1997 (the "Request Letter"), the Registrant is seeking agreement from the Securities and Exchange Commission (the "Commission") Office of Chief Counsel, Division of Corporate Finance (the "Division") that the Division will not recommend enforcement action to the Commission if the Registrant follows the reporting procedures set forth in the Request Letter during the pendency of Registrant's Chapter 11 bankruptcy case.

Pursuant to the Request Letter, the Registrant proposes to file with the Commission under cover of Current Reports on Form 8-K copies of the Debtor Group's consolidated monthly financial reports filed with the Court and the United States Trustee (the "Trustee") in accordance with Bankruptcy Rule 2015 and the Trustee's "Operating Guidelines and Financial Reporting requirements" (the "Trustee's Reports") in lieu of quarterly and annual reports under
Section 13(a) of the Exchange Act.

Accordingly, attached to this Current Report are copies of the Trustee's Reports for the Debtor Group covering (1) the month of September and the fiscal quarter ended September 30, 1997, which was filed with the Court and the Trustee on November 14, 1997; (2) the month of July 1997, which was filed with the Court and the Trustee on August 29, 1997; and (3) the month of August 1997, which was filed with the Court and the Trustee on September 26, 1997.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits

    99.1 Trustee's Reports for the Debtor Group covering (1) the month of September and the fiscal quarter ended September 30, 1997, which was filed with the Court and the Trustee on November 14, 1997;
              (2) the month of July 1997, which was filed with the Court and the Trustee on August 29, 1997; and (3) the month of August 1997, which was filed with the Court and the Trustee on September 26, 1997.

                                     2

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                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  NCC INDUSTRIES, INC.




Dated: November 25, 1997          By:  /s/ Frank Stull
                                       --------------------
                                       Frank Stull
                                       Duly authorized officer to execute
                                       on behalf of Registrant
                                       Executive Vice President
                                       Chief Financial Officer